EXHIBIT 99.1


                           AMENDED AND RESTATED BYLAWS
                                       OF
                             ANNAPOLIS BANCORP, INC.


                                    ARTICLE I

                                   Home Office

         The home office of Annapolis Bancorp, Inc. (herein the "Corporation") shall be at 1000 Bestgate Road, in Annapolis, Anne Arundel County, in the State of Maryland.

                                   ARTICLE II

                                  Shareholders

         SECTION 1. Place of Meetings. All annual and special meetings of shareholders shall be held at the home office of the Corporation or at such other place within or without the State of Maryland as the board of directors may determine and as designated in the notice of such meeting.

         SECTION 2. Annual Meeting. A meeting of the shareholders of the Corporation for the election of directors and for the transaction of any other business of the Corporation shall be held annually at such date and time as the board of directors may determine.

         SECTION 3. Special Meetings. Special meetings of the shareholders for any purpose or purposes may be called at any time by the majority of the board of directors or by a committee of the board of directors in accordance with the provisions of the Corporation's Articles of Incorporation or a special meeting shall be called by the Secretary of the Corporation upon the written request of the holders of not less than a majority of all votes entitled to be cast at the meeting. Such written request shall state the purpose or purposes of the meeting and the matters proposed to be acted on at the meeting and shall be delivered at the home office of the Corporation addressed to the chairman of the board, the president or the secretary. The secretary shall inform the shareholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting and upon payment of these costs to the Corporation, the secretary shall then notify each shareholder entitled to notice of the meeting.

         SECTION 4. Conduct of Meetings. Annual and special meetings shall be conducted in accordance with the rules and procedures established by the board of directors. The board of directors shall designate, when present, either the chairman of the board or president to preside at such meetings.

         SECTION 5. Notice of Meeting. Written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be mailed by the secretary or the officer performing his duties, not less than ten days nor more than ninety days before the meeting to each shareholder of record entitled to vote at such meeting and to each other shareholder entitled to notice of the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder

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at his address as it appears on the stock transfer books or records of the
Corporation as of the record date prescribed in Section 6 of this Article II, with postage thereon prepaid. If a shareholder be present at a meeting, or in writing waive notice thereof before or after the meeting and such waiver is filed with the records of the shareholders meeting, notice of the meeting to such shareholder shall be unnecessary. When any shareholders' meeting, either annual or special, is adjourned for thirty days, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the time and place of any meeting adjourned for less than thirty days or of the business to be transacted at such adjourned meeting, other than an announcement at the meeting at which such adjournment is taken.

         SECTION 6. Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors shall fix in advance a date as the record date for any such determination of shareholders. Such date in any case shall be not more than ninety days, and in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

         SECTION 7. Voting Lists. The officer or agent having charge of the stock transfer books for shares of a Corporation shall make, at least ten days before each meeting of shareholders, a complete record of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The record, for a period of ten days before such meeting, shall be kept on file at the principal office of the Corporation, and shall be subject to inspection by any shareholder for any purpose germane to the meeting at any time during usual business hours. Such record shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder for any purpose germane to the meeting during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such record or transfer books or to vote at any meeting of shareholders.

         SECTION 8. Quorum. The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares entitled to be voted at the meeting are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         SECTION 9. Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. Proxies solicited on behalf of the management shall be voted as directed by the shareholder or, in the absence of such direction, as determined by a majority of the board of directors. No proxy shall be valid

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after eleven months from the date of its execution unless otherwise provided in the proxy. Any facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section 9 may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         SECTION 10. Voting. At each election for directors every shareholder entitled to vote at such election shall be entitled to one vote for each share of stock held by him. All voting, including on the election of Directors but excepting where otherwise required by law or by the governing documents of the Corporation, may be made by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballot, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedures established for the meeting. All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law or the Articles of Incorporation, all other matters shall be determined by a majority of the votes cast.

         SECTION 11. Voting of Shares in the Name of Two or More Persons. When ownership of stock stands in the name of two or more persons, in the absence of written directions to the Corporation to the contrary, at any meeting of the shareholders of the Corporation any one or more of such shareholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose name shares of stock stand, the vote or votes to which these persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

         SECTION 12. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by any officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee and thereafter the pledgee shall be entitled to vote the shares so transferred. Neither treasury shares of its own stock held by the Corporation, nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

         SECTION 13. Informal Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be given by all of the

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shareholders entitled to vote with respect to the subject matter thereof and filed with the secretary of the Corporation as part of the Corporation's records.

         SECTION 14. Inspectors of Election. In advance of any meeting of shareholders, the board of directors may appoint any persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof. The number of inspectors shall be either one or three. If the board of directors so appoints either one or three inspectors, that appointment shall not be altered at the meeting. If inspectors of election are not so appointed, the chairman of the board or the president may make such appointment at the meeting. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors in advance of the meeting or at the meeting by the chairman of the board or the president. Unless otherwise prescribed by applicable law, the duties of such inspectors shall include: determining the number of shares of stock and the voting power of each share, the shares of stock represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders.

         SECTION 15. Nominating Committee. The board of directors shall act as a nominating committee for selecting the management nominees for election as directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the secretary of the Corporation at least twenty days prior to the date of the annual meeting. Provided such committee makes such nominations, no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by shareholders are made in writing and delivered to the secretary of the Corporation in accordance with the provisions of the Corporation's Articles of Incorporation.

         SECTION 16. Organization. Such person as the board of directors may have designated or, in the absence of such a person, the chairman of the board of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints.

         SECTION 17. New Business. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting: (i) by or at the direction of the board of directors or (ii) by any stockholder of the Corporation who is entitled to vote with respect thereto and who files a statement in writing with the secretary of the Corporation in accordance with the Corporation's Articles of Incorporation. The officer of the Corporation or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of the

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Corporation's Articles of Incorporation and, if he should so determine, he shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees, but in connection with such reports no new business shall be acted upon at such annual meeting unless stated and filed as provided in the Corporation's Articles of Incorporation.

                                   ARTICLE III

                               Board of Directors

         SECTION 1. General Powers. The business and affairs of the Corporation shall be under the direction of its board of directors. The board of directors shall annually elect a chairman of the board and a president from among its members and shall designate, when present, either the chairman of the board or the president to preside at its meetings.

         SECTION 2. Number, Term and Election. The number of directors who shall constitute the Whole board shall be such number as the board of directors shall from time to time have designated, except that in the absence of such designation shall be three. The board of directors shall be divided into three classes as nearly equal in number as possible and shall be elected for terms of three years and until their successors are elected or qualified. The board of directors shall be classified in accordance with the provisions of the Corporation's Articles of Incorporation.

         SECTION 3. Regular Meetings. A regular meeting of the board of directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

         SECTION 4. Special Meetings. Special meetings of the board of directors may be called by or at the request of the chairman of the board or the president, or by one-third of the directors. The persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by such persons. Members of the board of directors may participate in special meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person.

         SECTION 5. Notice. Notice of the place, date, and time of each such special meeting shall be given each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or by telegraphing or telexing or by facsimile transmission of the same not less than twenty-four
(24) hours before the meeting. Any director may waive notice of any meeting by a writing filed with the secretary. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

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         SECTION 6. Quorum. A majority of the number of directors fixed in accordance with Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time. Notice of any adjourned meeting shall be given in the same manner as prescribed by Section 5 of this Article III.

         SECTION 7. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless a greater number is prescribed by these Bylaws, the Articles of Incorporation, or the General Laws of the State of Maryland.

         SECTION 8. Action Without a Meeting. Any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors and filed with the minutes of the proceedings of the board.

         SECTION 9. Resignation. Any director may resign at any time by sending a written notice of such resignation to the home office of the Corporation addressed to the chairman of the board or the president. Unless otherwise specified herein such resignation shall take effect upon receipt thereof by the chairman of the board or the president.

         SECTION 10. Vacancies. Vacancies occurring in the board of directors and newly created directorships shall be filled in accordance with the provisions of the Corporation's Articles of Incorporation.

         SECTION 11. Removal of Directors. Any director or the entire board of directors may be removed only in accordance with the provisions of the Corporation's Articles of Incorporation.

         SECTION 12. Compensation. Directors, as such, may receive a stated salary for their services. By resolution of the board of directors, a reasonable fixed sum, and reasonable expenses of attendance, if any, may be allowed for actual attendance at each regular or special meeting of the board of directors. Members of either standing or special committees may be allowed such compensation for actual attendance at committee meetings as the board of directors may determine. Nothing herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

         SECTION 13. Presumption of Assent. A director of the Corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent or abstention shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who votes in favor of such action.

         SECTION 14. Advisory Directors. The board of directors may by resolution appoint advisory directors to the board, who may also serve as directors emeriti, and shall have such authority and receive such compensation and reimbursement as the board of directors shall provide. Advisory directors or

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directors emeriti shall not have the authority to participate by vote in the transaction of business.

                                   ARTICLE IV

                      Committees of the Board of Directors

         The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, as they may determine to be necessary or appropriate for the conduct of the business of the Corporation, and may prescribe the duties, constitution and procedures thereof. Each committee shall consist of one or more directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

         The board of directors shall have power, by the affirmative vote of a majority of the authorized number of directors, at any time to change the members of, to fill vacancies in, and to discharge any committee of the board. Any member of any such committee may resign at any time by giving notice to the Corporation; provided, however, that notice to the board, the chairman of the board, the chief executive officer, the chairman of such committee, or the secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. Any member of any such committee may be removed at any time, either with or without cause, by the affirmative vote of a majority of the authorized number of directors at any meeting of the board called for that purpose.

                                    ARTICLE V

                                    Officers

         SECTION 1. Positions. The officers of the Corporation shall be a president, one or more vice presidents, a secretary and a treasurer, each of whom shall be elected by the board of directors. The board of directors may also designate the chairman of the board as an officer. The President shall be the chief executive officer, unless the board of directors designates another person as the chief executive officer. The offices of the secretary and treasurer may be held by the same person and a vice president may also be either the secretary or the treasurer. The board of directors may designate one or more vice presidents as executive vice president or senior vice president. The board of directors may also elect or authorize the appointment of such other officers as the business of the Corporation may require. The officers shall have such authority and perform such duties as the board of directors may from time to time authorize or determine. In the absence of action by the board of directors, the officers shall have such powers and duties as generally pertain to their respective offices.

         SECTION 2. Election and Term of Office. The officers of the Corporation shall be elected annually by the board of directors at the first meeting of the board of directors held after each annual meeting of shareholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible. Each officer shall hold office until his successor shall have been duly elected and qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Election or appointment of an officer, employee or agent shall not of itself create

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contract rights. The board of directors may authorize the Corporation to enter into an employment contract with any officer in accordance with state law; but no such contract shall impair the right of the board of directors to remove any officer at any time in accordance with Section 3 of this Article V.

         SECTION 3. Removal. The board of directors may, except as otherwise required by law, remove any officer of the Corporation with or without cause, and from time to time, devolve the powers and duties of any officer upon any other person for the time being, and to confer upon any officer of the Corporation the power to appoint, remove or suspend subordinate officers, employees and agents.

         SECTION 4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

         SECTION 5. Remuneration. The remuneration of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

         SECTION 6. Action with Respect to Securities of Other Corporations. Unless otherwise directed by the board of directors, the president or any officer of the Corporation authorized by the president shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

                                   ARTICLE VI

                      Contracts, Loans, Checks and Deposits

         SECTION 1. Contracts. To the extent permitted by applicable law, and except as otherwise prescribed by the Corporation's Articles of Incorporation or these Bylaws with respect to certificates for shares, the board of directors may authorize any officer, employee, or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances.

         SECTION 2. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the board of directors. Such authority may be general or confined to specific instances.

         SECTION 3. Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by one or more officers, employees or agents of the Corporation in such manner as shall from time to time be determined by resolution of the board of directors.

         SECTION 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in any of its duly authorized depositories as the board of directors may select.

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                                   ARTICLE VII

                            Shares and Their Transfer

         SECTION 1. Uncertificated Shares. The Corporation may issue some or all of the shares of any class or series of stock of the Corporation without certificates. The issuance of shares in uncertificated form shall not affect shares already represented by a certificate until the certificate is surrendered to the Corporation. At the time of the issuance or transfer of any uncertificated shares, or within a reasonable time thereafter, the Corporation shall provide to the record holders of such shares, a written statement of the information set forth in Section 3 of this Article VII, and such other information as may be required to be included on stock certificates under Maryland law. Notwithstanding the foregoing, unless otherwise determined by the board of directors, each record holder of uncertificated shares shall be entitled, upon written request to the secretary of the Corporation, to a physical certificate or certificates representing the shares registered in the holder's name. There shall be no difference in the rights and obligations of shareholders based on whether or not their shares are represented by certificates.

         SECTION 2. Certificates for Shares. If the Corporation issues shares of stock represented by certificates, such certificates shall be signed by the president, a vice president, the chief executive officer, the chief operating officer, the chief financial officer, the chairman of the board, or the vice chairman of the board and countersigned by the secretary, an assistant secretary, the treasurer, or an assistant treasurer, and may be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. If any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before the certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

         SECTION 3. Form of Certificates. All certificates representing shares issued by the Corporation shall set forth upon the face or back that the Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

         Each certificate representing shares shall state upon the face thereof: that the Corporation is organized under the laws of the State of Maryland; the name of the person to whom issued; the number and class of shares; the date of issue; the designation of the series, if any, which such certificate represents; and the par value of each share represented by such certificate, or a statement that the shares are without par value. Other matters in regard to the form of the certificates shall be determined by the board of directors.

         SECTION 4. Payment for Shares. No certificate representing shares of common stock of the Corporation or book-entry statement of ownership shall be issued for any shares until such shares are fully paid for.

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         SECTION 5. Form of Payment for Shares. The consideration for the issuance of shares shall be paid in accordance with the provisions of the Corporation's Articles of Incorporation and as set forth in the resolution of the board of directors regarding such issuance.

         SECTION 6. Transfer of Shares. Transfer of shares of capital stock of the Corporation shall be made only on its stock transfer books. Authority for such transfer shall be given only by the holder of record thereof or by his legal representative, who shall furnish proper evidence of such authority, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Corporation. Transfer of shares represented by a certificate shall be made only on surrender for cancellation of the certificate for such shares. Transfer of uncertificated shares shall be made only upon the receipt of proper transfer instructions from the registered owner thereof. The person in whose name shares of capital stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

         SECTION 7. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the shareholders entitled to examine the stock ledger, the list required by Section 7 of Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.

         SECTION 8. Lost Certificates. The board of directors may direct a new certificate or book-entry statement of ownership to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, destroyed or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, destroyed or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by the shareholder. When authorizing such issue of a new certificate or book-entry statement of ownership, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, destroyed or mutilated certificate, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, destroyed or mutilated.

         SECTION 9. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by law.

         SECTION 10. Fractional Stock. The board of directors may cause the Corporation to (i) issue fractional stock; (ii) eliminate a fractional interest by rounding off to a full share of stock; (iii) arrange for the disposition of a fractional share by the person entitled to it; (iv) pay cash for the fair value of a fractional share of stock as determined as of the time when the person entitled to receive it is determined; or (v) provide for the issuance of scrip, all on such terms and under such conditions as they may determine.

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                                  ARTICLE VIII

                            Fiscal Year; Annual Audit

         The fiscal year of the Corporation shall end on the last day of December of each year. Following the commencement of operations by the Corporation, the Corporation shall be subject to an annual audit by independent public accountants appointed by and responsible to the board of directors.

                                   ARTICLE IX

                                    Dividends

         Subject to the provisions of the Articles of Incorporation and applicable law, the board of directors may, at any regular or special meeting, declare dividends on the Corporation's outstanding capital stock. Dividends may be paid in cash, in property or in the Corporation's own stock.

                                    ARTICLE X

                                 Corporate Seal

         The corporate seal of the Corporation shall be in such form as the board of directors shall prescribe.

                                   ARTICLE XI

                                   Amendments

         In accordance with the Corporation's Articles of Incorporation, these Bylaws may be repealed, altered, amended or rescinded by the shareholders of the Corporation only by vote of not less than 80% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the shareholders called for that purpose (provided that notice of such proposed repeal, alteration, amendment or rescission is included in the notice of such meeting). In addition, the board of directors may repeal, alter, amend or rescind these Bylaws at a legal meeting held in accordance with the provisions of these Bylaws